                                                                   EXHIBIT 10.27

                                COMMERCIAL LEASE
                                ----------------


                        Dated:    June 18    , 1999
                              ---------------


                BETWEEN:     AstroPower West, LLC, a California
                             ----------------------------------

                             Limited Liability Company
                -----------------------------------------------

                                   (Lessee)
                -----------------------------------------------

                AND:   Allied Investments, a California General
                -----------------------------------------------

                                  Partnership
                -----------------------------------------------

                                   (Lessor)
                -----------------------------------------------




                                       A

                               TABLE OF CONTENTS

                                                             Page

1.    PARTIES                                                1

2.    PREMISES                                               1

3.    TERM                                                   1

4.    DELAY IN POSSESSION                                    2

5.    EARLY POSSESSION                                       2

6.    MONTHLY RENT                                           2

7.    LATE CHARGES                                           2-3

8.    BAD CHECK CHARGE                                       3-4

9.    SECURITY DEPOSIT                                       4

10.  PERSONAL PROPERTY TAXES                                 4

11.  UTILITY AND ALLIED SERVICES                             5

12.  PUBLIC LIABILITY AND PROPERTY DAMAGE
     INSURANCE COSTS                                         5

13.  INTEREST ON DELINQUENT RENT, PERSONAL PROPERTY
     TAXES AND PUBLIC LIABILITY AND PROPERTY DAMAGE
     INSURANCE COSTS                                         5

14.  USE OF PREMISES                                         5-6

15.  CONDITION OF PREMISES                                   6

16.  REPAIRS AND MAINTENANCE                                 6-7

17.  ALTERATIONS AND ADDITIONS                               7-8

18.  LESSOR'S ACCESS                                         8-9

19.  SIGNS                                                   9

20.  COVENANT AGAINST ASSIGNMENT AND SUBLETTING              9

21.  EXEMPTION OF LESSOR FROM LIABILITY                      9

22.  INDEMNITY                                               9-10

23.  BUILDING RULES                                          10

24.  EARTHQUAKE AND WATER DAMAGE                             10

25.  SECURITY MEASURES                                       10

26.  COMPLIANCE WITH ALL LAWS AND REGULATIONS - NUISANCES    10

27.  LESSEE NOT TO SUFFER LIENS                              11

28.  PUBLIC LIABILITY, PROPERTY DAMAGE, PLATE, DOOR AND
     WINDOW GLASS AND WORKMEN'S COMPENSATION INSURANCE
     TO BE MAINTAINED BY LESSEE                              11

29.  FIRE, CASUALTY AND EXTENDED COVERAGE INSURANCE          12

30.  DAMAGE OR DESTRUCTION - OBLIGATIONS TO RESTORE, ETC.    12-13

31.  SURRENDER UPON TERMINATION                              13

32.  HOLDING OVER                                            14

33.  DEFAULT                                                 14-15-16

34.  CONDEMNATION                                            16-17

35.  NOTICES                                                 17

36.  SALE OF PREMISES                                        17

37.  SUBORDINATION                                           18

38.  PERSONAL PROPERTY LEFT ON PREMISES AT
     LEASE TERMINATION                                       18

                                      B

                                                             Page
                                                             ----

39.  BREACH OF SECURITY                                      18

40.  ATTORNEY'S FEES                                         19

41.  OPTION TO EXTEND TERM OF LEASE                          19

42.  COMMON AREA EXPENSES                                    19-20

43.  REAL PROPERTY TAXES AND ASSESSMENTS AND
     INSURANCE PREMIUM INCREASES                             20

44.  MISCELLANEOUS PROVISIONS                                20-21-22




                                       C

                                     LEASE
                                     -----

                          SEE ATTACHED CORRECTED PAGE

1.   PARTIES
     -------

 This lease is made this 18th   day of    June, 1999  , between Allied
                        --------      -----------------         ------
 Investments, a California General Partnership, hereinafter called "Lessor" and
 ----------------------------------------------
 AstroPowerWest, LLC a California Limited Liability Company,  hereinafter called
 -----------------------------------------------------------
 "Lessee".

2.  PREMISES
    --------

 Lessor, for and in consideration of the rents, covenants and agreements hereinafter contained on the part and on behalf of the Lessee to be paid, kept and performed, does hereby lease and demise unto said Lessee, and said Lessee does hereby hire and rent from said Lessor, the following described premises situated in the City of Concord County of Contra Costa, State of California,
                         -------           -------------
 commonly known as 5036 Commercial Circle, Suite B, Concord, CA 94520 and more
                  ---------------------------------------------------
 particularly described as follows:

 A portion of the above described concrete tilt-up building consisting of approximately 1200 square feet of office space and 1792 square feet of
               ----                                 ----
 warehouse space for a total of 2992 square feet, including 4  designated
                                ----                        --
 parking spaces in the front of said building, n/a designated parking spaces
                                               ----
 at the rear of the said building, n/a designated parking spaces at the side of
                                   ----
 the building and an undesignated number of common parking spaces for invitees of all tenants of AstroPower, Inc., in the common area, all as more
                   ------------------
 particularly described in Exhibit "A" attached hereto and made a part hereof.

 The common area in front, in the rear and at the side of the building is not available for parking other than as set forth above nor for the accumulation or storage of merchandise, equipment, loading pallets, trash, debris or garbage containers for Lessee nor may the common area be used for the loading or unloading of vehicles or equipment unless otherwise permitted expressly herein..

 Lessee is not allowed at any time to wash, maintain or repair cars, trucks or any other types of vehicles inside building or outside the building including the parking lot and common area.

3.  TERM
    ----

 The term of this Lease shall be for 36 months commencing July 1, 1999, and
                                     --                   -------------
 ending June 30, 2002, unless sooner terminated pursuant to any provisions
        --------------
 hereof.

4.  DELAY IN POSSESSION
    -------------------

 Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the premises is tendered to Lessee, provided, however, that if Lessor shall not have delivered possession of the premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this lease hereunder shall terminate and be of no further force or effect.


5.  EARLY POSSESSION
    ----------------

 If Lessee Occupies the premises prior to said commencement date, such occupancy shall be subject to all provisions hereof. Such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

6.  MONTHLY RENT
    ------------

 Lessee shall pay to Lessor as monthly rent, without deduction, setoff, prior notice or demand, except as hereinafter provided, the sum of Two Thousand Three
                                                              ------------------
 Hundred Ninety-Four and No/100 Dollars ($2,394.00) per month for the first 12
 --------------------------------------  ---------
 months of the Lease term. All rents shall be paid on the first day of each month of the Lease term, commencing July 1, 1999 and continuing during the
                                     ------------
 term.  Starting with the 13th month and for each and all succeeding 12 month
                          ----
 periods thereafter, rent shall be increased by*. All rents shall be paid to Lessor at the address to which notices to Lessor are given in accordance with Paragraph 35, below. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment.

7.  LATE CHARGES
    ------------

 Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due then without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge (of $144.00 Dollars which may be treated as additional rent) (equal to 6% of such
 -------
 overdue amount which may be treated as additional rent). The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor

 *  Per the following Rent Schedule:

 Month              Monthly Rent
 -----              ------------

 1-12     =         $2,394.00
 13-24    =         $2,453.00
 25-36    =         $2,513.00

 Will incur by reason of late payment by Lessee.    Acceptance of such late
 charge by Lessor shall in no event constitute a waiver, of   Lessee's Default
 with respect to such overdue amounts nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. The ten (10) days, period is

 not a grace period.    Lessor may make written demand for any rent unpaid on
 ----
 the second day of the month.    The late charge shall be in addition to all
 other remedies available to Lessor.   In the event that a late charge is
 payable   hereunder, whether or not collected, for  three (3) consecutive installments of rent then rent shall, in the discretion of Lessor, become due and payable upon written advance notice to Lessee quarterly in advance rather than monthly notwithstanding any other provision of this Lease to the contrary.

8.  BAD CHECK CHARGE
    ----------------

 In the event rent Is tendered by check which is, for any reason, dishonored by the maker's financial institution, Lessee shall pay to Lessor $ 100.00 as
                                                                ---------
 reimbursement to Lessor for administrative expense in processing such dishonored check. This charge shall be deemed additional rent and shall be in addition to all other remedies available to Lessor.

9.  SECURITY DEPOSITS
    -----------------

 Lessor acknowledges receipt of Security Deposit in the amount $ 2,600-00, as
                                                               ----------
 security for the full and faithful performance by the Lessee of the terms, conditions and covenants or this Lease. Lessee and Lessor agree that the following disposition shall apply to the Security Deposit.

(a) If the monthly rent shall from time to time increase during the term or any extension of the term of this Lease, Lessee shall thereupon deposit with Lessor additional Security Deposit so that the total Security Deposit is equal to the then current rent.

(b) Lessor can maintain the Security Deposit separate and apart from Lessor's general funds or can co-mingle the Security Deposit with Lessor's general and other funds.

(c)  Lessor shall not be required to pay Lessee interest on the Security
     Deposit.

(d) Lessor's obligation with respect to the Security Deposit are those of a debtor and not a trustee.

(e) If at any time during the term hereof Lessee shall be in default. in the payment of rent or any portion thereof, or of any sums expressly constituting additional rent, Lessor may appropriate and apply any portion
     of the Security Deposit as may be    necessary to the payment of overdue
     rent or other sums expressly constituting additional rent.

(f) If at any time during the term hereof Lessee should fail to repair any damage to the premises leased or any part of the common portions of the complex caused by such Lessor or his agent, employees, invitees or other visitors through lack of ordinary care for a period of greater than 30 days after written demand to make such repairs is served on Lessee by Lessor, then Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to fund the repair.

(g) If on termination of this Lease for any reason Lessee does not leave the premises in as good condition as when received by Lessee from Lessor, reasonable wear and tear expected, then Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to put the premises in such condition.

(h) If on termination of the Lease or incident to any actions to enforce the agreements, terms and conditions of this Lease, it becomes necessary for Lessor to obtain the services of attorneys, sheriffs, or moving and storage firms to secure full possession of the premises or other legal proceedings, Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to fund such services. None of the above shall prevent or limit Lessor from bringing suit to recover any and all funds for such costs which may exceed the amount of the Security Deposit.

(i) Lessee agrees to restore the Security Deposit to its original amount should resort to funds be required by Lessor during the period of this Lease. Refusal to restore such amount within 15 days after written demand shall be cause for termination of this Lease.

(j) Lessor agrees to hold such Security Deposit for Lessee, free from the claim of any creditor of Lessee except a trustee in bankruptcy.

(k) Should Lessor transfer his interest under the Lease in any manner, he or his agent shall do one of the following acts, either of which shall relieve him of further liability with respect to such depsoit:

     1. Transfer the portion of such deposit remaining after any lawful deductions, as above, to his successor in interest, and thereafter notify the Lessee by registered mail at the address under this Lease or such transfer, and of the transferee's name and address. On receipt of such remaining deposit, the successor is interest of Lessor shall have all rights and obligations of Lessor holding such deposit with respect to such deposit.

     2. Return the portion of such deposit remaining after any lawful deductions as above have been made.

(l) The security Deposit shall not be treated by Lessee as in lieu of payment of the last month's rent.

10. PERSONAL PROPERTY TAXES
    -----------------------

  Lessee shall pay, before delinquency, all taxes, assessments, license fees, and other charges that are levied and assessed on Lessee's personal property installed or located in and on the premises that becomes payable during the term hereof. On demand by Lessor, Lessee shall furnish Lessor with satisfactory evidence of such payment. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property. Such payment shall be deemed additional rent, payable as such on the next date upon which rent becomes due.

11. UTILITY AND ALLIED SERVICES
    ---------------------------

  Lessee shall promptly pay for all heat, electric light and power, telephone, gas, water, garbage, cable-vision and all other services of whatsoever kind or nature furnished to or used or consumed in or about the demised premises by Lessee during the term hereof.


12. PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE COSTS
    ----------------------------------------------------

  Lessee shall promptly pay all premiums or other costs and expenses for maintaining public liability and property damage insurance as required under the provisions of paragraph 28 hereof.
                              --



13. INTEREST ON DELINQUENT RENT, PERSONAL PROPERTY TAXES AND PUBLIC LIABILITY
    -------------------------------------------------------------------------
    AND PROPERTY DAMAGE INSURANCE COSTS
    -----------------------------------

 Any rent, personal property taxes and Insurance charges owing by Lessee
 hereunder not paid when the same shall become due, shall bear   interest from
 the date the same becomes due until paid at the rate of ten percent (10%) per annum.


14. USE OF PREMISES
    ---------------

 The demised premises are leased to Lessee for the sole and exclusive purpose of administrative offices, storage, distribution, testing, light manufacturing,
 ----------------------------------------------------------------------------
 and assembly of solar electric power systems.  Lessee agrees not to use or
 ---------------------------------------------
 permit said demised premises to be used for any other purpose or purposes. Lessee shall not do, bring or keep anything in or about the premises that will cause a cancellation of any insurance covering the building in which the premises are located.

 If the rate of insurance carried by Lessor is increased as a result of Lessee's use, Lessee shall pay to Lessor within ten (10) days before the date Lessor is obligated to pay an increased premium on the insurance, or within (10) days after Lessor delivers to Lessee a certified statement from Lessor's insurance carrier stating that the rate increase was caused solely by an activity of Lessee in the premises, whichever date is later, a sum equal to the difference between the original premium and the increased premium. Such payment shall be deemed additional rent, payable as such on the next date upon which rent becomes due.

 Lessee agrees not to use or permit to be used, stored, transported to, or maintained on, for however briefly, any "hazardous waste" or "hazardous substance" as defined in accordance with the California Health and Safety Code and/or any federal statute as well as any state or federal judicial decision without complying with all applicable Federal, State and Local laws or ordinances pertaining to the storage, use or disposal including, but not limited to, obtaining proper permits, Lessor shall have the right upon reasonable notice and cause to re-enter the premises for the purpose of performing contamination tests.

 If Lessee's storage, use or disposal of toxic materials on the property results in contamination of the soil or surface or ground water in excess of the minimum standards set by governmental agencies having jurisdiction, Lessee agrees to cleanup the contamination and indemnify, defend and hold the Lessor and brokers harmless from and against any claims, suits, causes of action, costs, fees, including attorneys' fees, arising from or connected with any such contamination. However, this does not extend to contamination by other tenants.

 Lessee shall immediately notify, in writing, Lessor of any release or threatened release of any hazardous substance on or beneath the premises upon the discovery by Lessee or upon the discovery of facts giving Lessee reasonable cause to believe such release or threatened release has or will occur. The provisions of Health and Safety Code Section 25359.7 are incorporated herein and made a part hereof.

 Lessee may not, under any circumstances, store or maintain anything outside nor have anything touching or leaning against the building of which the premises are a part including, but not limited to, equipment, merchandise, products, vehicles, dumpsters, pallets and supplies.


15. CONDITION OF PREMISES
    ---------------------

     (a) Lessor shall deliver the premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, electrical system, lighting, air-conditioning, heating and loading doors in the premises shall be in good operating condition on the lease commencement date. In the event that it is determined that this warranty has been violated then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature or the violation to promptly at Lessor's sole cost rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warrants contained in this paragraph shall be of no force or effect if prior to the date of this Lease Lessee was the occupant of the premises.


     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the premises "as is" in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the premises, and any covenants or restrictions of record and accepts this lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the premises for the conduct of Lessee's business.

16. REPAIRS AND MAINTENANCE
    -----------------------

     (a) Lessee acknowledges that it has inspected the demised premises and knows the condition thereof and that said premises are in a good and tenantable condition and state of repair. The Lessor shall keep and maintain the foundation, exterior roof, exterior walls and fire sprinkler system of the building in which the demised premises are situated in good order and repair, except as to any damages done thereto by reason of any negligence, willful act or omission of Lessee, its agents, servants, employees and contractors. Lessor shall not, however, be obligated to pain such exterior nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this paragraph until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

     (b) The Lessee at its cost shall maintain and keep in good condition, order and repair all of the premises, inside and outside, except the exterior walls, roof, foundation and fire sprinkler system, including without limitation, all doors, lights, plate glass and other door and window glass, plumbing and electrical systems including junction boxes/power panel and the adjacent common area. Lessee shall also maintain any air-conditioning and heating system serving the premises, including no less than semi-annual filter servicing, such maintenance to be performed only by a licensed air-conditioning and heating service company with all such maintenance to be in full compliance with the manufacturer's requirements. Lessee shall procure and maintain at Lessee's expense an air-conditioning and heating system maintenance contract to be approved by Lessor. If Lessee fails to perform Lessee's obligations under this paragraph or under any other paragraph of this Lease, Lessor may at Lessor's option enter upon the premises after (10) days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, junction box/power panels, electrical distribution systems, lighting fixtures, space heaters, air-conditioning, and plumbing on the premises in good operating condition.

     (c) Lessee, specifically, at its own cost, shall maintain and keep in good condition, order and repair, the roll up doors on the premises regardless of the cause of any problems with such doors, except if caused by Lessor or Lessor's agents.

17. ALTERATIONS AND ADDITIONS
    -------------------------

     (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions or utility installations in, on or about the premises, except for nonstructural alterations not exceeding $2,500.00 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500.00 in cumulative cost, Lessee shall make no change or alteration in the exterior of the premises nor the exterior of the building(s) on the premises without Lessor's prior written consent. As used in this paragraph the term "Utility Installation" shall mean carpeting, window coverings, air lines, junction box/power panels, electrical distribution systems, lighting fixtures, space heaters, air-conditioning and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the premises to their prior condition. Lessor may require Lessee to provide Lessor at Lessee's sale cost and expense a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same. Lessee may not tint windows or damage or puncture metal
         window frames by drilling and/or piercing, etc.   Lessor's consent to a
         proposed alteration shall not be unreasonably withheld or delayed.

     (b) Any alterations, improvements, additions or Utility Installations in or about the premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishings of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the premises, which claims are or may be secured by any mechanic's or materialmen's lien against the premises or any interest therein.
         Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the premises and Lessor shall have the right to post notices of non-responsibility in or on the premises as provided by law. If Lessee shall, in good faith, content the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the premises upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     (d) Unless Lessor requires their removal as set forth above, all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee) which may be made on the premises shall become the property of Lessor and remain upon and be surrendered with the premises at the expiration of the term. Notwithstanding the provisions of this paragraph, Lessee's machinery and equipment other than that which is affixed to the premises so that it cannot be removed without material damage to the premises shall remain the property of Lessor and may be removed by Lessee subject to the provisions of this Lease.

     (e) If Lessee wished to install window coverings at the front office portion of the building of which the premises are a part which are visible from outside the building, such window coverings shall be mini-blinds only and shall match the color of the window frame.

     (f) Lessee may not fasten, bolt or affix any signs to any portion of the building which the premises are a part including, but not limited to, any door within said building.

18.   LESSOR'S ACCESS
      ---------------

     (a) Lessor and Lessor's agents shall have the right to enter the premises without notice in case of an emergency, upon court order or when Lessee has abandoned or surrendered the premises. Lessor and Lessor's agents shall have the right to enter the premises upon reasonable notice, with entrance during normal business hours from 8:00am to 6:00pm, Monday through Saturday, holidays excepted, to make necessary or agreed repairs, decorations, alterations or improvements, supply necessary or agreed services or exhibit the premises to prospective or actual purchasers, mortgagees, tenants, workmen or contractors, or for the purpose of inspecting the premises for compliance with the lease. Twenty-four hours shall be presumed to be reasonable notice.

     (b) Lessor may at any time place on or about the premises any ordinary
         "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

19. SIGNS
    -----

  Lessee shall not place any sign upon the building and or premises without
  Lessor's prior written consent.   Lessee may place a white lettered sign of a
  removable print on glass front door only.

20. COVENANT AGAINST ASSIGNMENT AND SUBLETTING
    ------------------------------------------

   Lessee agrees not to assign, transfer, mortgage or hypothecate this Lease in whole or in part or any interest therein nor to sublease or sublet the herein demised premises or any part or portion thereof, either voluntarily or by operation of law without Lessor's prior written consent, which consent will not be unreasonably withheld or delayed. The acceptance of rent by Lessor from Lessee or from any other person or entity after a purported assignment or subletting shall not be deemed a waiver by Lessor of any provision herein. In the event Lessee shall assign, transfer or hypothecate this Lease or any interest therein, or in the event the Lessee shall sublet the whole of any part of the herein demised premises, or in the event that any interest in the Lease shall be affected or transferred by operation of law, or by any proceedings against the Lessee in attachment, execution, judgement, voluntary or involuntary proceedings in bankruptcy, or insolvency of Lessee, or moratorium proceedings in bankruptcy, or otherwise, then at the option of the Lessor, his successors and assigns, this Lease shall immediately terminate.

21. EXEMPTION OF LESSOR FROM LIABILITY
    ----------------------------------

  Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the equipment, goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the premises or upon other portions of the building of which the premises are a part or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to
  Lessee.   Lessor shall not be liable for any damage arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

22. INDEMNITY
    ---------

  Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor, Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the premises arising from the negligence or willful misconduct of Lessee, Lessee's agents, employees, guests and invitees, and Lessee hereby waives all claims in respect thereof against Lessor.

23. BUILDING RULES
    --------------

  Lessee agrees that it will abide by, keep and observe any reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the building and grounds of which the demised premises are a part, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

24. EARTHQUAKE AND WATER DAMAGE
    ---------------------------

  It is understood and agreed that the Lessor shall not be held liable for any damages to any equipment, goods, property, or effects in, or upon, the herein demised premises during the term of this Lease caused by earthquake or by water from any source whatsoever, provided, however, that if Lessee shall notify Lessor that the roof is leaking or causing water damage and if Lessor shall fail to promptly repair or cause said roof to be repaired, the foregoing provision exonerating the Lessor from liability to Lessee for water damage shall not apply.

25. SECURITY MEASURES
    -----------------

  Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

26. COMPLIANCE WITH ALL LAWS AND REGULATIONS - NUISANCES
    ----------------------------------------------------

  Lessee shall not maintain or suffer or permit to be maintained on the demised premises any nuisances nor permit the demised premises to be used in whole or in part, during the term of this Lease, for any purpose or use in violation of any laws, ordinances, rules or regulations of any public authority applicable thereto; and Lessee agrees at all times during the term hereof, to keep and maintain the demised premises in a clean, tidy and sanitary manner and condition and in compliance with any and all statutes, laws, rules, regulations and ordinances applicable thereto.

27. LESSEE NOT TO SUFFER LIENS
    --------------------------

 Lessee agrees not to permit or suffer any lien to attach encumber the demised premises or any part or portion thereof during the term hereof.

28.  PUBLIC LIABILITY, PROPERTY DAMAGE, PLATE, DOOR AND WINDOW GLASS    AND
     ------------------------------------------------------------------------
     WORKER'S COMPENSATION INSURANCE TO BE MAINTAINED BY LESSEE
     ----------------------------------------------------------

 Lessee shall at Its own cost and expense take out, maintain, keep In full force and effect throughout the term hereof, in a reputable insurance company or companies authorized to engage in such business in the State of California, (or in the State Worker's Compensation Insurance Fund as to workmen's compensation insurance) the following insurance:


     (a) Policy of Public Liability and Property Damage Insurance with a single combined liability limit of not less than $1,000,000 and property damage limits of not less than $ 300,000 insuring against all liability of Lessee and its authorized representatives arising out of and in connection with Lessee's use or occupancy of the leasehold premises. All public liability insurance and property damage insurance shall insure performance by Lessee of the indemnity provisions of Paragraph
         22.  Both parties shall be named as additional insureds, and the policy
         shall contain cross-liability endorsements.   Not more frequently than
         each year throughout the term and any extended term hereof, if in the considered opinion of Lessor's insurance broker the amount or such coverage is not adequate, Lessee shall increase the coverage to such amount as Lessor's insurance broker shall deem adequate. Coverage hereunder shall include, but not necessarily be limited to premises/operations liability coverage, personal injury liability coverage, contractual liability coverage, and broad form property damage liability coverage.

     (b) Glass Insurance - Jointly insuring Lesser and Lessee against all loss or damage to plate, window, skylights and door glass, and specifying covering for replacement of all stained glass leaded windows on the premises, if any.

     (c) Worker's Compensation Insurance insuring the Lessee as employer against liability for injury or death to employees of Lessee.

 All such policies shall be nonassessable and shall contain language, to the extent obtainable, to the effect that: (i) any loss be payable notwithstanding any act or negligence of Lessor that might otherwise result in the forfeiture of the insurance; (ii) the insurer waives the right of subrogation against Lessor and against Lessor's agents and representative; (iii) the policies are primary and noncontributing with any insurance that may be carried by Lessor; and (iv) they cannot be cancelled or materially changed except after ten (10) days' written notice by the insurer to the Lessor or Lessor's designated representative. Lessee shall furnish Lessor with copies of all such required insurance policies promptly upon receipt of them or with certificates evidencing such insurance. Lessee agrees that if for any reason such insurance is not in full force and effect, then, in such event, Lessor may obtain the necessary insurance, pay the premium thereon and the repayment thereof shall be deemed additional rent payable as such on the next date upon which rent becomes due.

     (d) Lessee shall, prior to opening business in the premises, furnish from the insurers providing the above-referred to coverage, certificates of such coverage evidencing the existence and amounts of such insurance.

29.  FIRE, CASUABTY AND EXTENDED COVERAGE INSURANCE
     -----------------------------------------------

     (a) Lessee's Obligations To Insure Its Fixtures And Equipment.  On the
         ----------------------------------------------------------
         commencement of and throughout the team hereof Lessee shall take out and maintain on all of its trade fixtures, appliances and equipment in and on the premises, a policy or policies of fire insurance with standard extended coverage and vandalism and malicious mischief endorsements to the extent of at least ninety percent (90%) of their full replacement value. In the event of loss or damage, the proceeds from any such policy or policies shall be used by Lessee for the replacement of the Lessee's personal property and/or the repair or replacement of the Lessee's trade fixtures. machinery and equipment so Insured, In the event this Lease is to continue In existence under the provision of Paragraph 29, otherwise if said lease is terminated, to be paid to Lessee.


     (b) Waiver of Subrogation.  Lessee hereby releases and relieves and
         ----------------------
         waives its entire right of recovery against the Lessor for loss or damage arising out of or incident to the perils insured against tinder paragraph (a) above which perils occur in, on or about the premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee shall, upon obtaining the policies of insurance hereunder, give notice to the insurance carrier or carriers that the foregoing waiver of subrogation is contained in this Lease.

30.  DAMAGE OR DESTRUCTION - OBLIGATIONS TO RESTORE, ETC.
     ---------------------------------------------------

     (a) Loss Due to Risk Covered by Insurance.  In the event of damage or
         -------------------------------------
         destruction of the premises by an insured fire or casualty loss, Lessor shall forthwith repair, rebuild and/or restore the same, provided such repairs, rebuilding and/or restoration can be made and completed within ninety (90) calendar days from the date construction of repairs, rebuilding and/or restoration begins, and can be done under the then laws and regulations of state, federal, county or municipal authorities, but such damage or destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to an abatement of or a proportionate reduction, as the case may be, of the monthly rental while such repairs, rebuilding and/or reconstruction are being made, such proportionate reduction to be based on the extent to which the damage or destruction shall interfere with Lessee's business and operations on the premises. If such repairs, rebuilding and/or restoration cannot be made in the period of time stated above or cannot be done under the then laws and regulations, Lessee may by written notice to Lessor given within thirty (30) days of after receipt of notice of such occurrence forthwith terminate this Lease and if Lessee fails to terminate, then Lessor may, at his option within forty-five (45) days after such occurrence, by written notice to Lessee, either terminate this Lease or make the repairs or restoration within a reasonable time, in which latter event this Lease shall continue in full force and effect with the monthly rental and other sums due hereunder proportionately reduced as provided in this paragraph. If Lessor undertakes to repair or restore the premises, Lessee shall make available to Lessor for such purpose any insurance proceeds received by Lessee for damage or destruction to leasehold improvements made by Lessee to the premises and Lessor's work shall restore the leasehold improvements to the extent that there are insurance proceeds available for such purpose. Lessor shall not be required to restore Lessee's trade fixtures and personal property, such excluded items being the sole responsibility of Lessee to restore.

     (b) Loss Due to Risk Not Covered by Insurance. If the premises shall be damaged or destroyed by a risk not covered and insured against by fire and casualty insurance, Lessor shall forthwith and with due diligence repair, rebuild and/or restore the same unless the then cost of such repairs and/or reconstruction shall amount to five percent (5) or more of the then replacement value of the building and/or improvement damaged or destroyed, in which latter event Lessor shall have the option (giving notice thereof to Lessee within fifteen (15) days after ascertaining the repairs, rebuilding and/or restoration costs and replacement value) whether to terminate this Lease or to proceed with the reconstruction, provided, however, should Lessor elect to terminate this Lease, Lessee shall have the option within fifteen (15) days after Lessor's notice to terminate this Lease, to elect to pay to Lessor at the time Lessee notifies Lessor of its election herein the difference between five percent (5%) of the then replacement value of the building and/or improvements damaged or destroyed and the actual cost to Lessor in repairing, rebuilding and/or restoring the building and other improvements, in which event Lessor shall forthwith commence said repairs, rebuilding and reconstruction. It is agreed that the amount payable by Lessor under these provisions shall be the only monies to be paid by Lessor with respect to such work of restoration, and shall not be payable by Lessor until Lessee shall have paid to Lessor its required contribution to the costs and expenses thereof. If Lessor elects to terminate this Lease, and if Lessee does not elect to contribute toward the cost of reconstruction within the time and manner provided herein, this Lease shall forthwith terminate and the parties shall be relieved of further liability hereunder.

     (c) Waiver of Civil Code Sections.  In respect to any damage or
         -----------------------------
         destruction to the premises under the terms of this paragraph, the provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4 of the Civil Code of the State of California are waived by Lessee.

     (d) Loss During Last Part of Term.  In the event damage or destruction to
         -----------------------------
         the premises shall occur during the last six (6) months of the term of this Lease or of any extended term, Lessor or Lessee may terminate this Lease by notice to the other given not more than fifteen (15) days after the damage or destruction, provided, however, in the event the damage or destruction shall occur during the last six (6) months of the term, and if Lessee is given by the terms hereof an option to extend this Lease and exercises said option within fifteen (15) days following the damage or destruction, then Lessor shall repair, rebuild and/or restore the premises as provided in subparagraphs (a) and (b) of this paragraph. Should this Lease not be terminated as provided in this subparagraph, then this Lease shall continue in full force and effect.

31.  SURRENDER UPON TERMINATION
     --------------------------

  At the expiration of the term of this Lease, or upon the earlier termination thereof for any reason, the Lessee shall quit and surrender said leased premises and personal property to the Lessor in as good state and condition as said premises and personal property are in when possession thereof is given to the Lessee, reasonable wear and tear and damage by the elements excepted, and the Lessor shall thereupon have the right to enter upon and take possession of said premises and said leased personal property.

  If Lessee has an option to extend the Lease term, exercises the same, and holds over after the expiration of said extended term, then Lessee'' possession shall also be deemed merely a month to month tenancy at a monthly rental equal to the rent in effect just prior to expiration of the extended term increased by twenty percent (20%).

32.  HOLDING OVER
     ------------

  Should the Lessee hold over said demised premises with Lessor's consent after this Lease is terminated, or upon the expiration of the term thereof, such holding over shall be deemed merely a tenancy from month to month and at a monthly rental equal to the rental in effect just prior to expiration of the Lease term increased by twenty percent (20%), payable monthly in advance, but otherwise on the same terms and conditions as herein provided.

  If Lessee has an option to extend the Lease term, exercises the same, and holds over after the expiration of said extended term, then Lessee's possession shall also be deemed merely a month to month tenancy at a monthly rental equal to the rent in effect just prior to expiration of the extended term increased by twenty percent (20%).


33.  DEFAULT
     -------

     (a)  Lessee's Default.  The occurrence of any of the following shall
          ----------------
          constitute a default by Lessee:

1. Failure to pay rent or any other payment required of Lessee when due, if the failure continues for three (3) days after notice has been given to Lessee.

2. Abandonment and vacation of the premises (failure to occupy and operate the premises for seven (7) consecutive days shall be deemed an abandonment and vacation.)

3. Failure to perform any other provisions of this Lease if the failure to perform is not cured within ten (10) days after notice has been given to Lessee. If the default cannot reasonably be cured within ten (10) days, Lessee shall not be in default of this Lease if Lessee commences to cure the default within the 10-day period and diligently and in good faith continues to cure the default.

4. The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them was materially false.

5. The filing of a petition in bankruptcy by any guarantor of Lessee's obligations hereunder and the failure within ten days after written notice from Lessor to Lessee to provide the substitute guarantor of Lessee's obligation hereunder satisfactory to Lessor.

    Notices given under this paragraph shall specify the alleged default and shall demand that Lessee perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Lessor so elects in the notice.

(b) Lessor's Remedies.  Lessor shall have the following remedies if Lessee
    -----------------
    commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

1. Lessor can continue this Lease in full force and effect, and the Lease will continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due. During the period Lessee is in default, Lessor can enter the premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the premises, including without limitations, broker's commissions, expense of remodeling the premises required by the reletting, and like cost. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the premises, if Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.

2. Lessor can terminate Lessee's right to possession of the premises at any time. No act by Lessor other than giving notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the premises, or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor has the right to recover from
    Lessee:

(i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

(ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided.

(iii) Any other amount, and court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee's default.

      "The worth, at the time of the award," as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at a maximum rate an individual is permitted by law to charge.

(c) Appointment of Receiver.  If Lessee is in default of this Lease, Lessor
    -----------------------
    shall have the right to have a received appointed to collect rent and conduct Lessee's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Lessor to terminate this Lease.

(d) Lessor's Right to Cure Lessee's Default.  Lessor, at any time after Lessee
    ---------------------------------------
    commits a default, can cure the default at Lessee's cost. If Lessor at any time, by reason of Lessee's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid, and if paid at a later date shall bear interest at a maximum rate an individual is permitted by law to charge from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee. The sum, together with interest on it, shall be an additional rent.

(e) Limitation of Lessor's Liability.  If Lessor is in default of this Lease,
    --------------------------------
    and as a consequence Lessee recovers a money judgement against Lessor, the judgement shall be satisfied only out of the proceeds of sale received on execution of the judgement and levy against the right, title and interest of Lessor in the building, other improvements, and land of which the premises are a part, and out of rent or other income from such real property receivable by Lessor or out of the consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title and interest in the building, other improvements, and land of which the premises are a part, and neither Lessor nor any of the partners comprising the partnership designated as Lessor shall be personally liable for any deficiency.

34. CONDEMNATION
    ------------

(a) Effective Total Condemnation.
    ----------------------------

1. In the event that there shall be a total taking of the leased premises during the Lease term, or any extension thereof, under the power of eminent domain, the leasehold estate hereby created shall cease and terminate as of the date actual physical possession of the leased premises is taken by the condemnor.

2. All compensation and damages awarded for such total taking shall belong to and be the sole property of Lessor, and Lessee shall have no claim thereto and hereby irrevocably assigns and transfers to Lessor any right they might have to compensation or damages to which they may become entitled; provided, however, that Lessee shall be entitled to receive any award made for the taking of or damage to Lessee's trade fixtures and any improvements made by Lessee to the leased premises which Lessee would have had, but for the condemnation, the right to remove on expiration or sooner termination of this Lease.

3. On termination of this Lease by a total taking of the leased premises under the power of eminent domain, all rentals and other charges payable by Lessee to or on behalf of Lessor under the provisions of this Lease shall be paid up to the date on which actual physical possession of the leased premises shall be taken by the condemnor, and the parties hereto shall thereafter be released from any further liability in relation thereto.

(b) Effective Partial Condemnation.

1. In the event that there shall be a partial taking of the leased premises during the Lease term or any extension thereof under the power of eminent domain, this Lease shall terminate as to the portion of the leased premises so taken on the date when actual physical possession of said portion is taken by the condemnor, but this Lease shall, at Lessor's option, continue in force and effect as to the remainder of the leased premises provided the remainder is suitable for Lessee's business purposes, and provided further that the rental payable by Lessee for the balance of said term shall be abated in the ratio that the square footage of floor space of the leased premises taken bears to the total floor space of the leased premises occupied by Lessee at the time of such taking.

2. On such partial condemnation as in tis subsection provided, all compensation and damages awarded for such partial taking shall belong to and be the sole property of Lessor, and Lessee shall have no claim thereto and hereby irrevocably assigns and transfers to Lessor any right they may have to compensation or damages for property condemned; provided, however, that Lessee shall be entitled to receive any award made for the taking of or damage to ssee's trade fixtures and any improvements made by Lessee to the leased premises which Lessee would have, but for the condemnation, the right to remove on expiration or sooner termination of this Lease.

3. On termination of this Lease in whole or in part as herein provided, all rentals and other charges payable by Lessee to or on behalf of Lessor hereunder shall be paid up to the date on which actual physical possession shall be taken by the condemnor and in the event that the Lease is totally terminated, the parties hereto shall thereafter be released from all further liability in relation thereto, and in the event that the Lease is only partially terminated, Lessee shall thereafter be liable only for that portion of rent required for the balance of the Lease term as in this subsection provided.

35.  NOTICES
     -------

     In the event that any notice is to be given under this Lease by either party hereto to the other, either expressly required to be given in writing, or such notice as such party may desire to give, such notice may be given by either personally delivering the same to the other or by mailing such notice by certified or registered mail with return receipt requested thereon, in a sealed envelope with all postage and certification charges thereon prepaid, addressed as follows:

     If to Lessor:      Allied Investments
                        1033 Detroit Avenue
                        Concord, CA 94518
                        (925) 685-9070

  or to such other address as Lessor may hereafter notify Lessee in writing.

     If to Lessee:      AstroPowerWest, LLC
                        5036 Commercial Circle
                        Suite B
                        Concord, CA 94520
  or to such other address as Lessee may hereafter notify Lessor in writing.

  The deposit of such notice in a United States Post Office as herein provided, postage prepaid, shall constitute said notice, and the time of performance of any act or obligation required to be made after said notice under the terms of this Lease, shall commence to run from the date of the deposit of said notice in a United States Post Office in the State of California.

36.  SALE OF PREMISES
     ----------------

  If Lessor sells or transfers all or any portion of the building, other improvements, and land on which the premises are situated, Lessor on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease if Lessor's successor has assumed in writing, for the benefit of Lessee, Lessor's obligations under this Lease.

37.  SUBORDINATION
     -------------

(a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the premises shall not be disturbed. If Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall given written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph.

38.  PERSONAL PROPERTY LEFT ON PREMISES AT LEASE TERMINATION
     -------------------------------------------------------

  On expiration of the term of this Lease, or upon the earlier termination thereof for any reason, Lessor can elect to retain or dispose of in any manner, any of Lessee's personal property or equipment that Lessee does not remove from the premises by giving at least five (5) days notice to Lessee. Title to any such personal property that Lessor elects to retain or dispose of shall vest in Lessor. Lessee waives any and all claims against Lessor for any damage to Lessee resulting from Lessor's retention or disposition of such personal property items. Lessee shall be liable to Lessor for all of Lessor'' costs and expenses for storing, removing, and disposing of any of Lessee'' personal property left on the premises. Lessor shall be entitled to charge reasonable rental for the storage of any personal property and equipment left on the premises by Lessee whether claimed to be the property of Lessee or others.

39.  BREACH OF SECURITY
     ------------------

  Lessee shall be solely and exclusively responsible for the security of the premises and shall be solely and exclusively liable to Lessor for any and all damages resulting from any breach of security including property damage and personal liability, whether caused by burglary, robbery or such other breaches of security and specifically including any damage due to any break-ins through the roof. Lessee further agrees to waive any rights against Lessor by way of subrogation on behalf of Lessee's insurance carrier in the vent of any such security breach, such waiver to extend to Lessor's insurance carrier.

40.  ATTORNEY'S FEES
     ---------------

  In case any action shall be brought by either the Lessor or the Lessee against the other, under any of the terms, provisions and obligations of this Lease, or for the breach of enforcement thereof or for the declaration of any rights hereunder, the prevailing party shall be entitled to recover such legal fees as the court may determine to be reasonable and proper in said action.

41.  COMMON AREA EXPENSES
     --------------------

  Lessor will provide the premises with parking space intended for the non-exclusive use of customers of Lessee (other than employees of Lessee), which parking space will also be made available non-exclusively for similar use by customers of tenants of other premises which Lessor owns in the center, which such parking area will be marked or painted with lines to designate parking areas and passageways. Lessor will also maintain certain outdoor lights to illuminate the common area at night.

42.  REAL PROPERTY TAXES AND ASSESSMENTS AND INSURANCE PREMIUM INCREASES
     -------------------------------------------------------------------

  Lessee shall pay all increases in real property taxes and assessments levied and assessed against the land, building and other improvements on the premises which are in excess of the real property taxes and assessments on the premises for the fiscal year 1999/2000. Lessee's payment shall be in proportion to Lessee's space leased compared to the total square footage of the building assessed. Lessee shall pay all general and special assessments levied and assessed against the land, building and other improvements on the premises if any such general or special assessments are levied and assessed against the property during the term of the Lease in proportion to Lessee's space leased compared to the total square footage of the building assessed. Such taxes and assessments shall include but need not be limited to annual sewer taxes assessed by the City of Concord.

  Lessee shall pay all increases in insurance premiums billed to Lessor for fire, extended coverage, loss of rents and liability insurance policies held by Lessor in proportion to Lessee's space leased compared to the total square footage of the building assessed, over the existing premium amount.

  Lessee's such proportionate share is currently 2.72%.

  The amounts provided for in this paragraph shall be paid by Lessee within thirty (30) days after written notice thereof from Lessor.

43.  MISCELLANEOUS PROVISIONS
     ------------------------

(a)  Paragraph Headings.  The paragraph and subparagraph headings of this Lease
     ------------------
     are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

(b)  Integrated Agreement:  Modification.  This Lease contains all of the
     -----------------------------------
     agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease or their respective successors in interest.

(c)  Time of Essence.  Time is of the essence of each term and provision of this
     ----------------
     Lease.

(d)  All Required Payments Are Additional Rent.  Except as otherwise expressly
     ------------------------------------------
     stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee and all such payments shall be deemed to be additional rental.

(e)  Separability.  The invalidity or illegality of any provision shall not
     -------------
     affect the remainder of this Lease.

(f)  Duration of Obligations.  Unless otherwise stated in particular provisions
     ------------------------
     of this Lease, an obligation resulting from the Lease or from the relationship created by the Lease, is coterminous with the Lease, except that defaults occurring during the term of this Lease are actionable until the expiration of the period of limitations.

(g)  Joint and Several Liability.  In the event two or more persons or entities
     ----------------------------
     execute this Lease as "Lessee", then the obligation of each such person shall be joint and several.

(h)  Guarantor.  In the event that there is a guarantor of this Lease, said
     ------------
     guarantor shall have the same obligations as Lessee under this Lease. In the event that guarantor files a petition in bankruptcy in any court, Lessor, in Lessor's sole discretion, may terminate this Lease unless Lessee, within ten days after notification from Lessor, provides a new guarantor satisfactory to Lessor.

(i)  Covenants or Conditions.  All the agreements in this Lease upon the part of
     ------------------------
     Lessee, whether technically covenants or conditions, shall be deemed conditions for the purpose hereof.

(j)  Authority.  If Lessee is a corporation, trust or general or limited
     ---------
     partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

(k)  Waivers.  No waiver by Lessor of any provision hereof shall be deemed a
     -------
     waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary to obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

(l)  Words.  Whenever the singular is used in this Lease, the same shall include
     -----
     the plural when required by the context, and the masculine gender shall include the feminine and neuter genders and the word "person" shall include corporation, firm and association. If there is more than one Lessor, the obligations of this Lease shall be joint and several.

(m)  California Law.  This Lease shall be governed and interpreted solely by the
     --------------
     laws of the State of California.

(n)  Heirs, etc.  This Lease shall be binding upon the successors,
     ----------
     administrators and assigns of the respective parties hereto.

(o)  Exhibits.  All exhibits, if any, that are attached to this Lease are hereby
     --------
     incorporated into the body of this Lease.

(p)  No Real Estate Brokers or Finder's Fees.  Each party represents that it has
     ---------------------------------------
     not had any dealings with any real estate broker, finder, or other person with respect to this Lease in any manner other than Dave Granger of CRS, Commercial Real Estate Services, who will be paid by Lessor. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt.

44.  OPTION TO RELOCATE TO NORTH POINT III
     -------------------------------------

  In the event Lessor constructs North Point III (a three building complex with dock high loading), Lessee shall be given the Option to Relocate to this new project upon completion of construction. Lessee shall be required to sign a minimum five (5) year lease on the new premises. Rental terms and tenant improvements shall be mutually agreed upon prior to execution of a "Lease Amendment". In the event Lessee and Lessor can not agree upon a Rental Rate Schedule and/or Tenant Improvements, Lessee shall be bound to the terms and conditions of this Lease.

45. Lessor to install new building standard carpet in office area prior to lease commencement.


IT WITNESS WHEREOF the Lessor and Lessee have hereunto executed this Lease in triplicate the day and year first above written.


                                  ASTROPOWERWEST, LLC, A CALIFORNIA
                                  LIMITED LIABILITY COMPANY

                                  BY ITS:  Members


                                  ------------------------------------
                                             Thomas J. Stiner


                                  AstroPower, Inc.


                                  BY:
                                     ---------------------------------
                                              Allen M. Barnett
                                              President & CEO